John Hancock
Classic Value Fund
Quarterly portfolio holdings 7/31/2021

Fund’s investments
As of 7-31-21 (unaudited)
	Shares	Value
Common stocks 98.1%		$2,515,679,686
(Cost $1,804,283,665)
Consumer discretionary 20.2%		518,822,916
Auto components 3.5%
Lear Corp.	511,625	89,524,143
Automobiles 2.8%
Ford Motor Company (A)	5,252,774	73,276,197
Hotels, restaurants and leisure 0.9%
Booking Holdings, Inc. (A)	10,253	22,333,700
Household durables 4.9%
Mohawk Industries, Inc. (A)	298,593	58,195,776
Newell Brands, Inc.	2,688,848	66,548,988
Textiles, apparel and luxury goods 8.1%
Gildan Activewear, Inc.	2,155,582	74,346,023
PVH Corp. (A)	728,266	76,191,189
Skechers USA, Inc., Class A (A)	1,088,057	58,406,900
Energy 12.8%		327,561,702
Energy equipment and services 8.3%
Baker Hughes Company	3,276,612	69,595,239
Halliburton Company	3,796,766	78,517,121
NOV, Inc. (A)	4,623,708	63,853,407
Oil, gas and consumable fuels 4.5%
Cenovus Energy, Inc.	3,201,688	26,702,078
Exxon Mobil Corp.	882,000	50,776,740
Royal Dutch Shell PLC, ADR, Class A (B)	938,383	38,117,117
Financials 32.3%		829,131,155
Banks 11.7%
Bank of America Corp.	1,217,547	46,705,103
Citigroup, Inc.	1,378,716	93,228,776
JPMorgan Chase & Co.	289,542	43,946,685
Wells Fargo & Company	2,540,550	116,712,867
Capital markets 3.9%
The Goldman Sachs Group, Inc.	164,002	61,481,070
UBS Group AG	2,345,350	38,651,368
Consumer finance 3.4%
Capital One Financial Corp.	543,370	87,862,929
Diversified financial services 4.4%
Equitable Holdings, Inc.	2,160,276	66,687,720
Voya Financial, Inc.	700,804	45,131,778
Insurance 8.9%
American International Group, Inc.	2,248,748	106,478,218
Axis Capital Holdings, Ltd.	1,090,153	55,456,083
MetLife, Inc.	1,157,514	66,788,558
Health care 4.5%		114,965,793
Health care providers and services 3.4%
Cardinal Health, Inc.	448,498	26,631,811
Fresenius Medical Care AG & Company KGaA, ADR	333,435	13,110,664
McKesson Corp.	229,810	46,842,172
Pharmaceuticals 1.1%
Pfizer, Inc.	662,956	28,381,146
2	JOHN HANCOCK CLASSIC VALUE FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Industrials 10.8%		$276,272,917
Aerospace and defense 2.8%
Textron, Inc.	1,056,535	72,911,480
Industrial conglomerates 4.6%
General Electric Company	9,073,974	117,507,963
Machinery 3.4%
Wabtec Corp.	1,011,588	85,853,474
Information technology 7.8%		201,247,017
IT services 5.7%
Amdocs, Ltd.	843,752	65,061,717
Cognizant Technology Solutions Corp., Class A	1,116,326	82,083,451
Technology hardware, storage and peripherals 2.1%
Hewlett Packard Enterprise Company	3,731,162	54,101,849
Materials 2.3%		57,951,954
Chemicals 2.3%
Dow, Inc.	932,303	57,951,954
Utilities 7.4%		189,726,232
Electric utilities 7.4%
Edison International	1,399,809	76,289,591
NRG Energy, Inc.	2,750,646	113,436,641

	Yield (%)	Shares	Value
Short-term investments 1.7%			$44,301,529
(Cost $44,301,529)
Short-term funds 1.7%			44,301,529
John Hancock Collateral Trust (C)	0.0455(D)	12,532	125,400
State Street Institutional Treasury Money Market Fund, Premier Class	0.0051(D)	44,176,129	44,176,129

Total investments (Cost $1,848,585,194) 99.8%	$2,559,981,215
Other assets and liabilities, net 0.2%	4,808,143
Total net assets 100.0%	$2,564,789,358

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 7-31-21. The value of securities on loan amounted to $122,850.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 7-31-21.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK CLASSIC VALUE FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of July 31, 2021, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	12,532	$38,894,812	$124,552,463	$(163,312,501)	$15,254	$(24,628)	$34,316	—	$125,400
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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